Contract Assets, Net - Schedule of Contract With Customer Asset Net Current (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2022 CNY (¥)
Contract with Customer, Asset, after Allowance for Credit Loss, Current [Abstract]
Contract assets	¥ 77,952	$ 11,147	¥ 75,711
Allowance for credit losses	(65,651)	(9,388)	(61,856)	$ (8,845)	¥ (58,790)	¥ (35,770)
Total	¥ 12,301	$ 1,759	¥ 13,855